Administrative Expenses	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Description of Plan [Line Items]
Administrative Expenses	Administrative Expenses
Plan provisions allow for administrative expenses, including, but not limited to, audit fees, custodial and trustee fees, investment manager fees, and recordkeeping fees to be paid by the Plan and allocated to participant accounts. Expenses related to monthly investment service fees and loan fees are charged to participants’ investment balances and are reflected in the value of their participant accounts. These expenses are reported in trustee and administrative expenses in the statements of changes in net assets available for benefits, or if paid by the investment funds, are included in net appreciation in fair value of investments.
Any expenses not borne by the Plan are paid by the Company.